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                             LONGLEAF PARTNERS FUNDS TRUST
                           SUPPLEMENT DATED OCTOBER 25, 2001
                            TO PROSPECTUS DATED MAY 1, 2001
(LONGLEAF LOGO(SM))

     The Board of Trustees of Longleaf Partners Realty Fund (the "Realty Fund") voted to close the Realty Fund to new investments, effective October 23, 2001, and simultaneously sent a letter to shareholders announcing that the Board had adopted a plan to liquidate the Realty Fund in an orderly manner over a period which would not exceed six months.

     The Board determined that liquidation is in the best interests of shareholders because, in the view of Southeastern Asset Management, Inc. ("Southeastern"), the Realty Fund's Investment Counsel, a view in which the Board concurs, an investment company focused on the real estate sector no longer provides shareholders with the best vehicle for compounding capital in real estate investments. Southeastern and the Board believe that several forces have converged to limit the success of a real estate sector investment company, including the following:

     - the universe of publicly traded real estate companies is shrinking, not expanding;

     - the number of undervalued and qualifying investments within the shrinking public real estate market is also declining;

     - given the shrinking universe of qualifying realty companies, IRS diversification requirements make it difficult to concentrate capital in our best real estate ideas;

     - in July of 2002, a new SEC rule will increase the amount of a mutual fund's assets that must be invested in real estate companies from 65% to 80%, possibly forcing investment in companies that do not qualify under our disciplines;

     - the discounted real estate opportunities that do qualify for investment can be pursued through the other Longleaf Partners Funds.

     The Prospectus and Statement of Additional Information of Longleaf Partners Funds Trust are hereby amended by removing information relating to an offering of shares of the Realty Fund.
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                                   Managed by
                      Southeastern Asset Management, Inc.
                         6410 Poplar Avenue; Suite 900
                               Memphis, TN 38119

               TELEPHONE (800) 445-9469; www.longleafpartners.com

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